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[GMAC FINANCIAL SERVICES LETTERHEAD]                              Exhibit 10.242


                                        July 28, 2003

Meadow Valley Corporation
Attn: Mr. Clinton Tryon Secretary/Treasurer
4411 S. 40th St., Suite D-11
Phoenix, AZ 85040

Re: RESPONSE TO YOUR APPLICATION FOR COMMERCIAL CREDIT

Dear Mr. Tryon,

We finished reviewing the application for commercial credit that you recently submitted to GMAC. At this time, we are unable to provide you with the financing accommodations under the terms you were seeking.

However, we can offer you financing accommodations under the following terms:

The lesser of a $750,000 or twenty vehicle line of credit expires July 31, 2004, subject to the following:

     - Approved for Retail/ComTRAC financing for terms up to 60 months with $1.00 residual for 60 month financing.

     - Maximum advance limited to 80% of factory invoice.

     - Satisfactory reference from GE Capital Fleet Services must be submitted to GMAC.

     - Contracts in the name of Meadow Valley Corporation or contracts in the name of Meadow Valley Contractors, Inc. with the guaranty of Meadow Valley Corporation.

     - Executed Cross Default and Cross Collateralization Agreement by Meadow Valley Corporation.

     - Rates to be determined at time of delivery.

If this offer is acceptable to you, please notify us at the above address within 30 days.

                                        Very truly yours,



                                        /s/ John J. Wright

                                        John J. Wright
                                        Commercial Lending Analyst


CC: Todd Carter, Brown & Brown Commercial

IF GMAC TAKES ADVERSE ACTION ON YOUR COMMERCIAL CREDIT APPLICATION, YOU THE APPLICANT HAVE THE RIGHT TO A WRITTEN STATEMENT OF THE SPECIFIC REASONS FOR THE DECISION. TO OBTAIN THE STATEMENT, YOU MUST CONTACT GMAC IN WRITING AT THE ABOVE ADDRESS WITHIN 60 DAYS
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[GMAC FINANCIAL SERVICES LETTERHEAD]

FROM THE DATE OF NOTIFICATION BY GMAC OF THE DECISION. GMAC WILL SEND YOU A WRITTEN STATEMENT OF THE REASONS FOR THE ADVERSE ACTION WITHIN 30 DAYS OF RECEIVING THE REQUEST.

NOTICE: THE FEDERAL EQUAL CREDIT OPPORTUNITY ACT PROHIBITS CREDITORS FROM DISCRIMINATING AGAINST CREDIT APPLICANTS ON THE BASIS OF RACE, COLOR, RELIGION, NATIONAL ORIGIN, SEX, MARITAL STATUS, AGE (PROVIDED THE APPLICANT HAS THE CAPACITY TO ENTER INTO A BINDING CONTRACT); BECAUSE ALL OR PART OF THE APPLICANT'S INCOME DERIVES FROM ANY PUBLIC ASSISTANCE PROGRAM; OR BECAUSE THE APPLICANT HAS IN GOOD FAITH EXERCISED ANY RIGHT UNDER THE CONSUMER CREDIT PROTECTION ACT. THE FEDERAL AGENCY THAT ADMINISTERS COMPLIANCE WITH THIS LAW CONCERNING THIS CREDITOR IS THE FEDERAL TRADE COMMISSION, EQUAL CREDIT OPPORTUNITY, WASHINGTON, D.C., 20580.